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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 31, 2000

                        TELTRAN INTERNATIONAL GROUP, LTD.
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               (Exact name of Registrant as specified in charter)

      Delaware                     0-25641                 11-3172507
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    (State or Other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)

One Penn Plaza, Suite 4632, New York, New York                        10119
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 643-1283
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Item 4.           Change in Registrant's Certifying Accountant.

(Item 4. Changes in Registrant's Certifying Accountant.

(a)(1)(i) Liebman Goldberg & Drogin ("LGD") was terminated as the Company's auditors on June 1, 2000.

(a)(1)(ii) LGD's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or as to accounting principles.

(a)(1)(iii) On June 1, 2000, the Company's Board of Directors ratified the termination of LGD.

(a)(1)(iv) There were no reportable events of the type described in Item 304(a)(1)(iv)(A) through (C) of Regulation S-K.

(a)(1)(v)(B) There were no reportable events of the type described in Item 304(a)(1)(v)(B) through (D).

(a)(2) On June 1, 2000 the Company appointed Rothstein, Kass & Co., P.C. as its independent public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2000.

(a)(2)(i) The Company has not previously consulted Rothstein, Kass & Co., P.C. on any application of accounting principles, discrepancies or reportable events.

(a)(2)(ii) There were no disagreements of the type described in Item 304(a)(1)(iv) of Regulation S-K and no consultations with Rothstein, Kass & Co., P.C. regarding any matters that were reportable events as described in paragraph 304(a)(1)(v) of Regulation S-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2000

                                            TELTRAN INTERNATIONAL GROUP, LTD
                                                     (Registrant)

                                            By: /s/ Byron Lerner
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                                                   Byron Lerner, President